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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We consent to the use in this Amendment No. 1 to Registration Statement No. 333-164821 on Form S-1 of our report dated February 9, 2010 relating to the consolidated financial statements of GameFly, Inc. and its subsidiaries appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
May 7, 2010

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM